UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2024

HORIZON SPACE ACQUISITION I CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41578	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1412 Broadway, 21st Floor, Suite 21V New York, NY 10018
(Address of principal executive offices)

(646) 257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	HSPOU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	HSPO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	HSPOW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	HSPOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2024, Horizon Space Acquisition I Corp., a Cayman Islands exempted company (the “Company”) held an extraordinary general meeting (the “Shareholder Meeting”), where the shareholders of the Company approved, among others, the Company to amend the Investment Management Trust Agreement dated December 21, 2022, as further amended on September 25, 2023 and October 4, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”) to provide that the Trustee must commence liquidation of the Company’s trust account (the “Trust Account”) by March 27, 2024, or, if further extended by up to nine one-month extensions (the “Monthly Extension”), up to December 27, 2024. Upon the shareholders’ approval, on March 22, 2024, the Company and the Trustee entered into the amendment to the Trust Agreement. To effectuate each Monthly Extension, the Company will deposit the monthly extension fee in the amount of $60,000 for all remaining public share in the Trust Account (the “Monthly Extension Payment”).

A copy of the amendment to the Trust Agreement (the “Trust Amendment”) is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Trust Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Trust Amendment.

The disclosures set forth under Item 2.03 is incorporated by reference with respect to the Note (as defined below).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On or about March 26, 2024, an aggregate of $60,000 of the Monthly Extension Payment was deposited into the Trust Account for the public shareholders, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from March 27, 2024 to April 27, 2024 (the “Extension”). The Extension is the first of the nine Monthly Extensions permitted under the Company’s governing documents.

The Monthly Extension Payment was made by Shenzhen Squirrel Enlivened Media Group Co. Ltd (the “Target”), pursuant a non-binding letter of intent entered into by and between the Company and Target on October 17, 2023, in connection with a potential business combination with the Target (the “LOI”). The Company issued an unsecured promissory note in the principal amount of $60,000 to the Target (the “Note”) to evidence its payment.

The Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Company’s business combination or (ii) the date of expiry of the term of the Company (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of the Company’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against the Company; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated.

The payee of the Note, the Target, or its registered assignees or successors in interest (the “Payee”), has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private units (the “Units”) of the Company, each consisting of one ordinary share, par value $0.0001 per share (the “Ordinary Share”), one warrant, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of a business combination, as described in the prospectus of the Company (File No: 333-268578), by providing the Company with written notice of the intention to convert at least two business days prior to the closing of the business combination. The number of Units to be received by the Sponsor in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the Payee by (y) $10.00.

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Notwithstanding the issuance of the Note and the non-binding LOI, the Company has not entered into any definitive agreements, for the purpose of effecting into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Note does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Note.

 Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by the Payee until the completion of the Company’s initial business combination and (2) are entitled to registration rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Shareholder Meeting, the shareholders of the Company approved the proposal to amend Articles 48.7 and 48.8 of the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) (such amendment, the “Amended Charter”) to provide that the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such Business Combination and redeem or repurchase 100% of the Company’s public shares included as part of the public units issued in the Company’s initial public offering, by March 27, 2024 (the “Termination Date”), and if the Company does not consummate a business combination by March 27, 2024, the Termination Date may be extended up to nine times, each by a Monthly Extension, for a total of up to nine months to December 27, 2024, without the need for any further approval of the Company’s shareholders.

A copy of the Amended Charter is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the Amended Charter does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Amended Charter.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 9, 2024, the record date of the Shareholder Meeting, there were 8,647,971 issued and outstanding Ordinary Shares, approximately 74.01% of which were represented in person or by proxy at the Shareholder Meeting.

The final results for the matter submitted to a vote of the Company’s shareholders at the Shareholder Meeting are as follows:

1. The Charter Amendment Proposal

The shareholders approved the proposal to amend the Company’s Charter to provide that the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the public units issued in the Company’s initial public offering, by March 27, 2024, and if the Company does not consummate a business combination by March 27, 2024, the Termination Date may be extended up to nine times, each by a Monthly Extension, for a total of up to nine months to December 27, 2024, without the need for any further approval of the Company’s shareholders. The voting results were as follows:

FOR	AGAINST	ABSTAIN
5,611,981	788,484	0

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2. The Trust Amendment Proposal

The shareholders approved the proposal to amend the Trust Agreement to provide that the Trustee must commence liquidation of the Trust Account by March 27, 2024, or, if further extended by up to nine Monthly Extensions, up to December 27, 2024. The voting results were as follows:

FOR	AGAINST	ABSTAIN
5,611,981	788,484	0

Item 8.01. Other Events.

In connection with the votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal, 815,581 Ordinary Shares of the Company were rendered for redemption.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Special resolution of the shareholders of the Company to amend the Amended and Restated Memorandum and Articles of Association dated March 22, 2024
10.1	Amendment to the Investment Management Trust Agreement dated March 22, 2024, between the Company and Continental Stock Transfer & Trust Company.
10.2	Promissory Note, dated March 26, 2024, issued by the Company to Shenzhen Squirrel Enlivened Media Group Co. Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition I Corp.

Date: March 27, 2024	By:	/s/ Mingyu (Michael) Li
	Name:	Mingyu (Michael) Li
	Title:	Chief Executive Officer